ETF Opportunities Trust

REX FANG & Innovation Equity Premium Income ETF (FEPI)

Supplement dated May 1, 2024

to the Prospectus dated September 1, 2023, as amended September 25, 2023, and the and Statement of Additional Information (“SAI”) dated September 1, 2023

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Effective immediately, Ryan Dofflemeyer no longer serves as a portfolio manager to the Fund. Therefore, all references to Mr. Dofflemeyer in the Prospectus and SAI are hereby deleted.

Prospectus

The disclosure under “Portfolio Managers” in the Fund Summary section pertaining to the Fund is hereby deleted and replaced with the following:

Sub-Adviser’s Portfolio Managers:  Austin Wen, CFA, Portfolio Manager of Vident, has been a portfolio manager of the Fund since its inception in September 2023. Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading of Vident has been a portfolio manager of the Fund since April 2024.

The disclosure under “Management - The Portfolio Managers” in the Fund Prospectus is hereby deleted and replaced with the following:

Sub-Adviser Portfolio Managers – The Fund is managed by Vident’s portfolio management team. The individual members of the team responsible for the day-to-day management of the Fund’s portfolio are listed below.

Austin Wen, CFA has over a decade of investment experience. He is a Portfolio Manager at Vident and has been with the firm since 2014, specializing in portfolio management and trading, of equity, derivatives, and commodities-based portfolios, as well as risk monitoring, and investment analysis. Previously, he was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Rafael Zayas, CFA has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is Senior Vice President, Head of Portfolio Management and Trading. Previously, Mr. Zayas focused on international equities, specializing in managing and trading developed, emerging, and frontier market portfolios. Prior to joining Vident, Mr. Zayas was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed, and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

Statement of Additional Information

The disclosure under “MANAGEMENT AND OTHER SERVICE PROVIDERS - Portfolio Managers” in the SAI is hereby deleted and replaced with the following:

Portfolio Managers. As described in the prospectus, Austin Wen, CFA and Rafael Zayas, CFA serve as the Fund’s Portfolio Managers and are responsible for the day-to-day investment management of the Fund. In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of March 31, 2024:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Austin Wen, CFA	29	4,986.6	7	863.8	1	21.2	5,871.6
Rafael Zayas, CFA	23	4,128.3	20	1,724.2	0	0	5,852.5

Conflicts of Interests. The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The Portfolio Managers of the Sub-Adviser are compensated by the Sub-Adviser in the form of a fixed base salary and discretionary bonus that is not tied to the performance of the Funds.

Portfolio Managers’ Share Ownership. As of the date of this Supplement, the Portfolio Managers do not beneficially own shares of the Fund.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 844-802-4004.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE